AMENDMENT NO. 11
                                       TO
                            AIRLINE LEASE NO. AC-865

        THIS AMENDMENT TO CONTRACT OF LEASE is made and entered into as of the 17th day of December, 1997, by and between MILWAUKEE COUNTY, a municipal corporation, organized and existing as one of the counties in Wisconsin (hereinafter referred to as "Lessor" or "County"), and MIDWEST EXPRESS AIRLINES, INC., a corporation organized and existing under the laws of the State of Wisconsin (hereinafter referred to as "Lessee" or "Airline").

                              W I T N E S S E T H:

        THAT, WHEREAS, the parties hereto have heretofore entered into an Airline Lease dated April 5, 1985, as amended, relating to space, occupancy and the use of the premises and facilities of General Mitchell International Airport (GMIA) for the transportation of persons and cargo by air; and

        WHEREAS, Airline has requested County's consent to construct additional lower level operations space for its flight crews on the ground floor of Concourse "D" beneath Gate D-39 at GMIA; and,

        WHEREAS, on February 20, 1997, County's Board of Supervisors approved amending Airline's Lease to include approximately 2,300 square feet of additional lower level operation space requested by Airline for its flight crews on the ground floor of Concourse "D" beneath Gate D-39 at GMIA; and,

        WHEREAS, Airline also requested that its Airline Lease be amended to include the space being constructed and that rental credits be issued to Airline to reimburse Airline for the actual non-tenant finish portion of the costs of improving this lower level area; and,

        WHEREAS, County's Board of Supervisors in its meeting of February 20, 1997, approved amending Airline's Lease to include the additional space being constructed and issuing rental credits to reimburse Airline for the actual non-tenant finish portion of the costs of improving the lower level area; and,

        WHEREAS, Airline's final construction plans indicated that the amount of additional lower level operation space to be constructed would require 3,951 additional square feet; and,

        WHEREAS, on July 17, 1997, County's Board of Supervisors approved Airline's request to amend Airline's Lease Agreement No. AC-865 to delete approximately 1,033.45 square feet of lower level office space on the ground floor of the Administration Building as of the Date of Substantial Beneficial Occupancy of the newly constructed space on the ground floor of Concourse "D", beneath Gate D-39; and,

        WHEREAS, on July 17, 1997, County's Board of Supervisors also approved amending Airlines' Lease to include approximately 104 square feet of additional baggage service office space; and,

        WHEREAS, Airline's final construction plans indicated that the amount of additional baggage service office space to be constructed would require
   100.1 additional square feet;

        NOW, THEREFORE, for and in consideration of the premises and of the mutual covenants and agreements herein contained and other valuable considerations, it is mutually agreed between the parties hereto that the aforesaid agreement dated April 5, 1985, as amended, be and it is hereby further amended in the following particulars, to wit:

   1. Effective on August 4, 1997, paragraph S of Article IV shall be deleted in its entirety and a new paragraph S inserted therefore, reading as follows:

        "S.  LESSEE'S EXCLUSIVE USE SPACE
             WITHIN THE TERMINAL BUILDING ON AUGUST 4, 1997

                For purposes of calculation of Lessee's Terminal rents for those areas designated for Lessee's exclusive use in the Terminal Building, the following space definitions, relative cost factors, and resultant ERUs shall be utilized:

                                                 Relative
        Space Function              Sq. Ft.      Cost Factor      ERUs

        Concourse Lower Level          191.00       .20            38.20
        Office Unfinished
        (Unheated)

        Concourse Lower Level        3,158.00       .70         2,210.60
        Office Finished
        (Heated)

        Concourse Lower Level       25,361.90       .85        21,557.62
        Office Finished
        (Heated & Air
        Conditioned)

        Concourse Upper Level            0          .95            0
        Office Unfinished

        Concourse Upper Level        1,866.45       .95         1,773.13
        Office Finished

        Ticket Counter                 661.70      1.10           727.87

        Ticket Counter Office        1,307.40       .95         1,242.03

        Gate Hold Rooms             24,698.00      1.00        24,698.00

        Baggage Makeup Area          3,939.10       .75         2,954.33

        Baggage Service Office         304.90      1.00           304.90

        Hold Room Stairwell          1,966.44       .15           294.97

        Basement                         0          .25             0

        Mezzanine Office Areas           0          .90             0

        Operations Control Tower       401.00      1.08           433.08
                                    ---------                  ---------
        TOTALS                      63,855.89                  56,234.23



        The spaces outlined above are those occupied by Lessee on August 4, 1997, which includes an additional 3,951 square feet of Concourse Lower Level Office Finished (Heated and Air Conditioned) space, as shown on Exhibit "P", page 13 of 13 dated 8/97 attached hereto and made a part hereof."

   2. Effective on October 1, 1997, paragraph S of Article IV shall be deleted in its entirety and a new paragraph S inserted therefore, reading as follows:

        "S. LESSEE'S EXCLUSIVE USE SPACE WITHIN THE TERMINAL BUILDING ON OCTOBER 1, 1997

                 For purposes of calculation of Lessee's Terminal rents for those areas designated for Lessee's exclusive use in the Terminal Building, the following space definitions, relative cost factors, and resultant ERUs shall be utilized:

                                 Relative
     Space Function              Sq. Ft.        Cost Factor         ERUs

     Concourse Lower Level          191.00         .20               38.20
     Office Unfinished
     (Unheated)

     Concourse Lower Level        3,158.00         .70            2,210.60
     Office Finished
     (Heated)

     Concourse Lower Level       25,361.90         .85           21,557.62
     Office Finished
     (Heated & Air
     Conditioned)

     Concourse Upper Level            0            .95               0
     Office Unfinished

     Concourse Upper Level          833.00         .95              791.35
     Office Finished

     Ticket Counter                 661.70        1.10              727.87

     Ticket Counter Office        1,307.40         .95            1,242.03

     Gate Hold Rooms             24,698.00        1.00           24,698.00

     Baggage Makeup Area          3,939.10         .75            2,954.33

     Baggage Service Office         304.90        1.00              304.90

     Hold Room Stairwell          1,966.44         .15              294.97

     Basement                         0            .25                0

     Mezzanine Office Areas           0            .90                0

     Operations Control Tower       401.00        1.08              433.08
                                 ---------                       ---------
     TOTALS                      62,822.44                       55,252.95


             The spaces outlined above are those occupied by Lessee on the Date of Substantial Beneficial Occupancy of Remodeled/Reconstructed areas, as shown on Exhibit "P" Page 13 of 13 (8/97), less the 1,033.45 square feet of Concourse Upper Level Office Finished space, as shown on Exhibit "P" Page 12 of 13 (5/94, 1/96)."

   3. Effective on November 1, 1997, paragraph S of Article IV shall be deleted in its entirety and a new paragraph S inserted therefore, reading as follows:

        "S. LESSEE'S EXCLUSIVE USE SPACE WITHIN THE TERMINAL BUILDING ON NOVEMBER 1, 1997

                 For purposes of calculation of Lessee's Terminal rents for those areas designated for Lessee's exclusive use in the Terminal Building, the following space definitions, relative cost factors, and resultant ERUs shall be utilized:

                                 Relative
     Space Function              Sq. Ft.       Cost Factor        ERUs

     Concourse Lower Level          191.00        .20              38.20
     Office Unfinished
     (Unheated)

     Concourse Lower Level        3,158.00        .70           2,210.60
     Office Finished
     (Heated)

     Concourse Lower Level       25,361.90        .85          21,557.62
     Office Finished
     (Heated & Air
     Conditioned)

     Concourse Upper Level            0           .95              0
     Office Unfinished

     Concourse Upper Level          833.00        .95             791.35
     Office Finished

     Ticket Counter                 661.70       1.10             727.87

     Ticket Counter Office        1,307.40        .95           1,242.03

     Gate Hold Rooms             24,698.00       1.00          24,698.00

     Baggage Makeup Area          3,939.10        .75           2,954.33

     Baggage Service Office         405.00       1.00             405.00

     Hold Room Stairwell          1,966.44        .15             294.97

     Basement                         0           .25               0

     Mezzanine Office Areas           0           .90               0

     Operations Control Tower       401.00       1.08             433.08
                                  --------                     ---------
     TOTALS                      62,922.54                     55,353.05


             The spaces outlined above are those occupied by Lessee on November 1, 1997, which included an additional 100.1 square feet of Baggage Service Office space, as shown of Exhibit "Q" Page 1 of 2 REV. 11/97."

   4. Effective July 1, 1997, based on Computer Aided Design (CAD) measurements, the areas referred to in Article IV, paragraph I, will be further amended to add approximately 5 linear feet of ramp area, for a total of 369 linear feet of ramp area associated with the gates 52, 54, 55, and 56 on Concourse D, as shown on Exhibit "J", Page 1 of 1, Dated "REV. 8/97."

   5. Except as specifically provided herein, the terms and conditions of the Lease heretofore entered into between the parties dated April 5, 1985, as amended, shall remain in full force and effect.


   IN WITNESS WHEREOF, the parties hereto have caused these presents to be signed by their respective proper officers and their corporate seals hereto affixed on the dates hereinafter set forth.

                                     COUNTY

        Dated at Milwaukee, Wisconsin, this 17th day of December, 1997.


   APPROVED:                       MILWAUKEE COUNTY
                                   a municipal corporation


   /s/ C. Barry Bateman             By /s/ Tyrone P. Dumas
   Airport Director     Date          Tyrone P. Dumas
                                      Director of Public Works



                                   By /s/ Rod Lanser
   Corporation Counsel   Date         Rod Lanser
                                      County Clerk


                                     AIRLINE


        Dated at  Milwaukee                 , this 17th day
   of December, 1997.

                                   MIDWEST EXPRESS AIRLINES, INC.
                                   a Wisconsin corporation


                                   By /s/ Brenda Skelton

                                   Title Sr. Vice President

                                   Date 11/25/97



                                   By ___________________________

                                   Title ________________________

                                   Date _________________________


   STATE OF WISCONSIN )
                      ) ss
   MILWAUKEE COUNTY   )


   Personally came before me this 15th day of December, 1997, the above named Tyrone P. Dumas, Director of Public Works for Milwaukee County, to me known to be the person who executed the foregoing instrument on behalf of Milwaukee County, and acknowledged the same to be the free act and deed of said County, made by its authority.

                              /s/ Carolyn Pucci-Schiel
                              Notary Public, Milwaukee Co., Wis.
                              My commission expires 2/8/98


   STATE OF WISCONSIN )
                      ) ss
   MILWAUKEE COUNTY   )


   Personally came before me this 17th day of December, 1997, the above named Rod Lanser, County Clerk, of Milwaukee County, to me known to be the person who executed the foregoing instrument on behalf of Milwaukee County, and acknowledged the same to be the free act and deed of said County, made by its authority.


                              /s/ Mark E. Ryan
                              Notary Public, Milwaukee Co., Wis.
                              My commission expires 10/15/00

   STATE OF  Wisconsin   )
                         ) ss
   COUNTY OF Milwaukee   )




   Personally came before me this 25th day of November,

   1997,   Brenda Skelton,  Sr. Vice President,
                 (Name)            (Title)

   and ____________________________,  _____________________________,
                 (Name)                        (Title)

   of Midwest Express Airlines, Inc., Lessee above, to me known to be the persons who executed the foregoing instrument and to me known to be such officers of said corporation, and acknowledged that they executed the foregoing instrument as such officers as the deed of said corporation, by its authority.

                              /s/ Linda Snyder
                              Notary Public, Linda C. Snyder
                              My commission expires: 1/7/2001